CONVERSION AGREEMENT

This Conversion Agreement is dated as of July 26, 2006 (the “Conversion Agreement”) by and among the persons listed on the signature page hereto (each a “Lender” and collectively, the “Lenders”), on the one hand, and XACT AID, Inc., a Nevada corporation (the “Company”), on the other hand. The Lenders and the Company are collectively referred to herein as the “Parties.” This Conversion Agreement is made with reference to the following:

A. Pursuant to that certain Securities Purchase Agreement dated as of November 9, 2004, (the “Purchase Agreement”) among the Lenders and the Company, the Company issued to the Lenders an aggregate of $1,000,000 principal amount of 10% Callable Secured Notes (the “Notes”) and, in connection therewith, issued warrants to purchase an aggregate of 3,000,000 shares of the Company’s Common Stock (the “Warrants”).

B. To secure the Company’s obligations under the Purchase Agreement and the Notes, the Company executed and delivered to the Lenders a Security Agreement dated as of November 9, 2004 (the “Security Agreement”) and an Intellectual Property Security Agreement dated as of November 9, 2004 (the “Intellectual Property Security Agreement”) pursuant to which the Company granted to the Lenders security interests (the “Security Interests”) in certain property of the Company as described in such agreements (collectively, the “Collateral”). Additionally, pursuant to a Guaranty and Pledge Agreement dated as of November 9, 2004 (the “Guaranty Agreement”) among the Company, the Lenders and Federico G. Cabo (“Cabo). Cabo guaranteed certain of the obligations of the Company under the Notes and, in connection therewith, granted to the Lenders a security interest in all of the shares owed by Cabo (the “Pledged Shares”).

C. In connection with the issuance of the Notes and Warrants, the Company and the Lenders entered into a Registration Rights Agreement dated as of November 9, 2004 (the “Registration Rights Agreement”) pursuant to which the Company was obligated to register the resale of shares of the Company’s common stock issuable upon conversion of the Notes and exercise of the Warrants together with certain other securities.

D. Pursuant to that certain Share Exchange Agreement dated as of July 15, 2006 (the “Exchange Agreement”) among the Company, Fred DeLuca, Corich Enterprises, Inc. (“Corich”), Herbert Adamczyk (“Adamczyk”) and Technorient Limited (“Technorient”) the Company has agreed to acquire from Corich and Adamczyk (the “Sellers”) and Sellers have agreed to sell to the Company shares of the capital stock of Technorient representing 49% of the outstanding capital stock of Technorient on a fully diluted basis (the “Technorient Shares”) in exchange (the “Share Exchange”) for the issuance to Sellers and Orient Financial Services Ltd. of 972,728 shares of the Company’s Series A Convertible Preferred Stock, convertible into 89,689,881 shares of the Company’s Common Stock representing 53.5% of the Company’s capital stock on a fully diluted basis after taking into account the transactions set forth in the Exchange Agreement.

C. It is a condition to the closing of the Exchange Agreement that the Notes be converted into the common stock of the Company.

D. The Lenders are willing to agree to such conversion on the terms and conditions set forth herein.

NOW THEREFORE, the parties hereto agree as follows:

ARTICLE I
CONVERSION

Upon the terms and conditions set forth herein, concurrently with the closing of the Exchange (the “Closing”), the Lenders hereby agree to convert (the “Conversion”) all of the Notes including all accrued and unpaid interest thereon through the date of Closing, into 5,029,337 shares of the Company’s Common Stock. In connection with the Conversion and as additional consideration for the issuance of the Conversion Shares, at the Closing (a) all executory obligations of the Company to the Lenders shall be extinguished and cancelled including, without limitation, all amounts due under the Purchase Agreement, the Notes, the Security Agreement, the Intellectual Property Security Agreement, and the Registration Rights Agreement, and (b) the Warrants shall be cancelled.

ARTICLE II
REPRESENTATIONS AND
WARRANTIES OF THE COMPANY

The Company represents and warrants to the Lenders that:

2.1 Due Organization and Qualification; Due Authorization.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted.

(b) The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

2.2 No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Articles of Incorporation or By-laws of the Company, or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company’s assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF LENDERS

Each of the Lenders severally represents and warrants to the Company that:

3.1 Due Organization and Qualification; Due Authorization.

(a) Each Lender is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with full power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted.

(b) Each Lender has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Each Lender has taken all action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of each Lender, enforceable against each Lender in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2 No Conflicts or Defaults. The execution and delivery of this Agreement by each Lender and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the constitutional documents of such Lender, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which such Lender is a party or by which such Lender or any of its assets are bound, or any judgment, order or decree, or any law, rule or regulation to which their assets are subject, (ii) result in the creation of, or give any party the right to create, any lien upon any of the assets of such Lender, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which such Lender is a party or by which such Lender or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which such Lender is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.3 Title to Notes and Warrants. Each of the Lenders is the legal and beneficial owner of the Notes and Warrants as set forth on the signature page hereto and has not assigned, pledged or entered into any agreement pertaining to the sale, disposition or encumbrance of the Notes or Warrants or the securities underlying the Notes or Warrants.

3.4 Purchase for Investment.

(a) Each of the Lenders is acquiring the Conversion Shares to be issued to such Lender for investment for such Lender's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Lenders have no present intention of selling, granting any participation in, or otherwise distributing the same.

(b) Each of the Lenders understands that the Conversion Shares to be issued to such Lender are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Lender's representations set forth herein. Each Lender is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Act.

3.5 Investment Experience. Each of the Lenders acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Conversion Shares to be issued to such Lender.

3.6 Information. Each of the Lenders has carefully reviewed such information as such Lender deemed necessary to evaluate an investment in the Conversion Shares to be issued to such Lender. To the full satisfaction of each Lender, it has been furnished all materials that it has requested relating to the Company and Technorient and the issuance of the Conversion Shares hereunder, and each of the Lenders has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to the Lenders.

3.7 Restricted Securities. Each of the Lenders understands that the Conversion Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that, in the absence of an effective registration statement covering the Conversion Shares or any available exemption from registration under the Act, the Conversion Shares must be held indefinitely. Each of the Lenders is aware that the Conversion Shares to be issued to it may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

ARTICLE IV
COVENANTS

4.1 Further Assurances. Each of the Parties shall use its reasonable commercial efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party’s benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and to consummate the transactions contemplated herein.

ARTICLE V
CONDITIONS PRECEDENT

5.1 Conditions Precedent to Closing. The obligations of the Parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a) That each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing date as if such representations and warranties were made at such time except for changes permitted or contemplated by this Agreement; and

(b) That the Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing.

5.2 Conditions to Obligations of Lenders. The obligations of Lenders shall be subject to fulfillment prior to or at the Closing, of each of the following conditions:

(a) Lenders shall have received certificates evidencing the Conversion Shares in such denominations as indicated by Lenders at least three business days prior to Closing; and

(b) The Share Exchange shall be completed in accordance with the terms of the Exchange Agreement concurrently with the Conversion.

5.3 Conditions to Obligations of the Company. The obligations of the Company shall be subject to fulfillment at or prior to or at the Closing, of each of the following conditions:

(a) The Company shall have received the originals of the Notes and the Warrants marked cancelled;

(b) Lenders shall have provided the Company with appropriate release documents with respect to all Security Interests in the Collateral granted to the Lenders.

(c) The Lenders shall have executed such release documents as are necessary to release Cabo from the Guaranty and shall have returned to Cabo all of the Pledged Shares.

ARTICLE VI
MISCELLANEOUS

6.1 Survival of Representations, Warranties and Agreements. All representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for two years. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

6.2 Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

6.3 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

Attention:

If to the Lenders:

AJW Partners, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
New Millennium Capital Partners II, LLC
1044 Northern Boulevard, Suite 302
Roslyn, New York 11576
Facsimile No.: (516) 739-7115
Attn: Corey S. Ribotsky

If to the Company:

143 Triunto Canyon Road, Suite 104 Westlake Village, California 91361 Attention: Mr. Fred De Luca

6.4 Entire Agreement. This Agreement and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto.

6.5 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

6.6 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Nevada are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

6.7 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.8 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, and Sections are to the articles, sections and exhibits, respectively, of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

6.9 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

6.10 Expenses. Each Party shall separately pay for their respective costs of legal services, accounting, auditing, communications and due diligence in connection with the transactions contemplated hereby.

IN WITNESS WHEREOF, the Lenders and the Company have caused this Conversion Agreement to be executed as of the date first written above.

COMPANY: XACT AID, INC.

By
President

Amount of Note: Number of Warrants: Number of Conversion Shares:	LENDERS: AJW PARTNERS, LLC By: SMS Group, LLC

By
Corey S. Ribotsky, Manager

Amount of Note: Number of Warrants: Number of Conversion Shares:	AJW OFFSHORE, LTD. By: First Street Manager II, LLC

By
Corey S. Ribotsky, Manager

Amount of Note: Number of Warrants: Number of Conversion Shares:	AJW QUALIFIED PARTNERS, LLC. By: AJW Manager, LLC

By
Corey S. Ribotsky, Manager

Amount of Note: Number of Warrants: Number of Conversion Shares:	NEW MILLENNIUM CAPITAL PARTNERS II, LLC. By: FIRST STREET MANAGER II, LLC

By
Corey S. Ribotsky, Manager